Exhibit 24

POWER OF ATTORNEY

Know by all these presents, that the undersigned hereby makes, constitutes and appoints Clyde B. Anderson his, her or its true and lawful attorney-in-fact (the “Attorney-In-Fact”), with full power and authority, including without limitation the power of substitution and resubstitution, in the name of and for and on the behalf of the undersigned:

(a) For the purpose of complying with the requirements of the Securities Act of 1933, as amended, and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder (collectively, the “Securities Act”), and the Securities Exchange Act of 1934, as amended, and the rules of the Commission promulgated thereunder (collectively, the “Exchange Act”), to prepare or cause to be prepared, execute, sign and file with the Commission and all applicable securities exchanges on behalf of the undersigned all statements, reports and other filings (including without limitation any amendments thereto) required to be filed by the undersigned under the Securities Act or the Exchange Act, including without limitation all Schedules 13E-3, and any amendments or exhibits thereto, with respect to the securities of Books-A-Million, Inc. (the “Issuer”); and

(b) To make, execute, acknowledge, and deliver such other documents, letters, and other writings, including communications to the Commission, and in general to do all things and to take all actions, which the Attorney-In-Fact in his sole discretion may consider necessary or proper in connection with or to carry out the objective of complying with the Securities Act and the Exchange Act, as fully as could the undersigned if personally present and acting. The Attorney-In-Fact is hereby empowered to determine in his sole discretion the time or times when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions, or other contents of any report, instrument or other document which may be executed by him pursuant hereto.

The undersigned hereby ratifies all that the Attorney-In-Fact shall do under the authority of this Power of Attorney.

The undersigned acknowledges that the foregoing Attorney-In-Fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with the Securities Act or Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to make filings with the Commission with respect to the undersigned’s holdings of and transactions in securities of the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing Attorney-In-Fact.

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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of August, 2015

ANDERSON BAMM HOLDINGS, LLC

By:	/s/ Charles C. Anderson
Name:	Charles C. Anderson
Title:	Director

CHARLES C. ANDERSON

By:	/s/ Charles C. Anderson
Charles C. Anderson

HILDA B. ANDERSON

By:	/s/ Hilda B. Anderson
Hilda B. Anderson

JOEL R. ANDERSON

By:	/s/ Joel R. Anderson
Joel R. Anderson

CHARLES C. ANDERSON, JR.

By:	/s/ Charles C. Anderson, Jr.
Charles C. Anderson, Jr.

CHARLES C. ANDERSON, III

By:	/s/ Charles C. Anderson, III
Charles C. Anderson, III

TERRENCE C. ANDERSON

By:	/s/ Terrence C. Anderson
Terrence C. Anderson

CLYDE B. ANDERSON

By:	/s/ Clyde B. Anderson
Clyde B. Anderson

[Signature Page to Power-of-Attorney]

HAROLD M. ANDERSON

By:	/s/ Harold M. Anderson
Harold M. Anderson

HAYLEY ANDERSON MILAM

By:	/s/ Hayley Anderson Milam
Hayley Anderson Milam

ASHLEY RUTH ANDERSON

By:	/s/ Ashley Ruth Anderson
Ashley Ruth Anderson

KAYRITA M. ANDERSON

By:	/s/ Kayrita M. Anderson
Kayrita M. Anderson

THE ASHLEY ANDERSON TRUST

By:	/s/ Cumberland Trust Investment Company
Name:	Cumberland Trust Investment Company
Title:	Trustee

LAUREN A. ANDERSON IRREVOCABLE TRUST

By:	/s/ Martin R. Abroms
Name:	Martin R. Abroms
Title:	Trustee

OLIVIA BARBOUR ANDERSON 1995 TRUST

By:	/s/ Terrence C. Anderson
Name:	Terrence C. Anderson
Title:	Trustee

[Signature Page to Power-of-Attorney]

ALEXANDRA RUTH ANDERSON IRREVOCABLE TRUST

By:	/s/ Charles C. Anderson
Name:	Charles C. Anderson
Title:	Trustee

FIRST ANDERSON GRANDCHILDREN’S TRUST FBO CHARLES C. ANDERSON, III

By:	/s/ SunTrust Delaware Trust Company
Name:	SunTrust Delaware Trust Company
Title:	Trustee

FIRST ANDERSON GRANDCHILDREN’S TRUST FBO HAYLEY E. ANDERSON

By:	/s/ SunTrust Delaware Trust Company
Name:	SunTrust Delaware Trust Company

FIRST ANDERSON GRANDCHILDREN’S TRUST FBO LAUREN A. ANDERSON

By:	/s/ SunTrust Delaware Trust Company
Name:	SunTrust Delaware Trust Company
Title:	Trustee

SECOND ANDERSON GRANDCHILDREN’S TRUST FBO ALEXANDRA R. ANDERSON

By:	/s/ SunTrust Delaware Trust Company
Name:	SunTrust Delaware Trust Company
Title:	Trustee

[Signature Page to Power-of-Attorney]

THIRD ANDERSON GRANDCHILDREN’S TRUST FBO TAYLOR C. ANDERSON

By:	/s/ SunTrust Delaware Trust Company
Name:	SunTrust Delaware Trust Company
Title:	Trustee

FOURTH ANDERSON GRANDCHILDREN’S TRUST FBO CARSON C. ANDERSON

By:	/s/ SunTrust Delaware Trust Company
Name:	SunTrust Delaware Trust Company
Title:	Trustee

FIFTH ANDERSON GRANDCHILDREN’S TRUST FBO HAROLD M. ANDERSON

By:	/s/ SunTrust Delaware Trust Company
Name:	SunTrust Delaware Trust Company
Title:	Trustee

SIXTH ANDERSON GRANDCHILDREN’S TRUST FBO BENTLEY B. ANDERSON

By:	/s/ SunTrust Delaware Trust Company
Name:	SunTrust Delaware Trust Company
Title:	Trustee

THE CHARLES C. ANDERSON FAMILY FOUNDATION

By:	/s/ Charles C. Anderson
Name:	Charles C. Anderson
Title:	Chairman

[Signature Page to Power-of-Attorney]

THE JOEL R. ANDERSON FAMILY FOUNDATION

By:	/s/ Joel R. Anderson
Name:	Joel R. Anderson
Title:	Chairman

THE CLYDE AND SUMMER ANDERSON FOUNDATION

By:	/s/ Clyde B. Anderson
Name:	Clyde B. Anderson
Title:	Chairman

[Signature Page to Power-of-Attorney]